Capital management	12 Months Ended
Jun. 30, 2024
Capital Management [Abstract]
Capital management	Capital management
The Company’s objectives in managing capital is to safeguard the Company’s assets, to ensure sufficient liquidity to sustain the viability of the future development of the business via advancement of its significant research and development efforts, to conservatively manage financial risk and to maximize investor, creditor, and market confidence. The Company considers its capital structure to include its shareholders’ equity and operating facilities and loans. Working capital is optimized via stringent cash flow policies surrounding disbursement, foreign currency exchange and investment decision-making. There have been no changes in the Company’s approach to capital management during the year, and apart from the financial covenants as discussed in Note 15, the Company is not subject to any other capital requirements imposed by external parties.